EXHIBIT 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Elixir Gaming Technologies, Inc. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Clarence Chung, President and Chief Executive Officer of the Company, and Andy Tsui, Vice President Finance of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.               The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.               The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By:	/s/ Clarence Chung	Dated:	November 13, 2008
Clarence Chung
Title:	President, Chief Executive Officer

By:	/s/ Andy Tsui	Dated:	November 13, 2008
Andy Tsui
Title:	Vice President Finance
(Principal Financial Officer)

This certification is made solely for the purposes of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.